SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 9, 2003


                                GVC VENTURE CORP.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-15862               13-3018466
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(State or Other Jurisdiction           (Commission            (IRS Employer
     of Incorporation)                  File No.)           Identification No.)


200 East 66th Street, Suite B603, New York, New York                   10021
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(Address of Principal Executive Offices)                           (Zip Code)


       Registrant's telephone number, including area code: (212) 446-6725


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



Item 4.  Changes in Registrant's Certifying Accountant.
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         On December 9, 2003, Ernst & Young LLP resigned as the Company's independent public accountants.

         The Company has not selected a new independent public accountant.

         Ernst & Young's report on the financial statements of the Company for the past fiscal year, ended June 30, 2003 contained a "going concern" qualification, prior years were unqualified.

         During the Company's two most recent fiscal years, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in connection with its audit report with respect to financial statements of the Company.

         During the Company's two most recent fiscal years, there was no disagreement or difference of opinion with Ernst & Young LLP regarding any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company has provided Ernst & Young LLP with a copy of this Report, and has requested that Ernst & Young LLP furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company. The Letter of Ernst & Young LLP is attached hereto as Exhibit 16.

         The Company filed on December 9, 2003 its current report on Form 10Q for the three months ended September 30, 2003. That report was not reviewed by an independent public accountant as required by SAS100.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) Financial statements of business acquired: Not Applicable.

         (b) Pro forma financial statements: Not Applicable.

         (c) Exhibits:

             16. Letter from Ernst & Young LLP



                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   GVC VENTURE CORP.


Date:    December 12, 2003                         By: /s/ MARC HANOVER
                                                   --------------------------
                                                   Name:  MARC HANOVER
                                                   Title: TREASURER AND CHIEF
                                                          FINANCIAL OFFICER


                                  EXHIBIT INDEX

Exhibit
Number          Description
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16. Letter from Ernst & Young LLP